Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Operating Leases and Unconditional Purchase Obligations

The Company has entered into various non-cancellable operating leases for certain offices with contractual lease periods expiring between 2019 and 2037. Rent expense was $22,123 and $11,744 for the years ended December 31, 2018 and 2017, respectively. The Company has also entered into agreements where it commits to certain usage levels related to outsourced hosting.

Amounts of minimum future annual payments under non-cancellable operating leases and purchase obligations in each of the next five years and thereafter as at December 31, 2018 are as follows:

Fiscal Year	Amount $
2019	43,972
2020	58,555
2021	47,443
2022	34,378
2023	38,788
Thereafter	346,367
Total future minimum payments	569,503

Litigation and Loss Contingencies

The Company records accruals for loss contingencies when losses are probable and reasonably estimable. From time to time, the Company may become a party to litigation and subject to claims incidental to the ordinary course of business, including intellectual property claims, labour and employment claims and threatened claims, breach of contract claims, tax and other matters. The Company currently has no material pending litigation or claims. The Company is not aware of any litigation matters or loss contingencies that would be expected to have a material adverse effect on the business, consolidated financial position, results of operations, or cash flows.